The Gabelli Capital Asset Fund

A series of Gabelli Capital Series Funds, Inc.

SUMMARY PROSPECTUS April 27, 2012

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/CapitalAssetFund. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 27, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objectives:

The Gabelli Capital Asset Fund’s (the “Fund”) primary goal is to seek growth of capital. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.

Shareholder Fees (fees paid directly from your investment):
There are no Shareholder Fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses	0.18%

Total Annual Fund Operating Expenses	1.18%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies (common stock, preferred stock, and securities that may be converted at a later time into common stock) that are selling in the public market at a significant discount to their “private market value.” Private market value is the value that Gabelli Funds, LLC (the “Adviser”), the Fund’s investment adviser, believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives.

Holders of equity securities only have rights to value in the issuer after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following techniques as a principal investment strategy:

•

Corporate Reorganizations.  Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short-term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

You May Want to Invest in the Fund if:

•	you are a long-term investor;
•	you seek both growth of capital and some current income;
•	you believe that the market will favor value over growth stocks over the long term; and
•	you wish to include a value strategy as a portion of your overall investments.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities’ private market values may never be realized by the market, or their prices may go down.

Investing in the Fund involves the following risks:

•

Equity Risk.  Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•	Fund and Management Risk. If the portfolio manager is incorrect in his assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Risk of Focusing on Corporate Reorganizations.  Investments in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganization principally involve the risk that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•	Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

•

Smaller-Capitalization Risk.  Risk is greater for the securities of smaller-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•

Interest Rate Risk and Credit Risk.  When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•	Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities.

•

Warrant Risk.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

•

Pre-Payment Risk.  If an issuer exercises its right to pay principal on an obligation held by the Fund (such as a convertible security) earlier than expected, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future.

GABELLI CAPITAL ASSET FUND

(Total Returns for the Years Ended December 31)

Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund’s returns would be lower than those shown. During the periods shown in the bar chart, the highest return for a quarter was 22.3% (quarter ended June 30, 2009) and the lowest return for a quarter was (24.3)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
Gabelli Capital Asset Fund	(0.26)%	2.56%	6.59%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

Management

The Manager.  Guardian Investor Services LLC supervises the performance of administrative and professional services provided to the Fund by others.

The Adviser.  Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager.  Mr. Mario J. Gabelli, CFA, Chairman, Chief Investment Officer — Value Portfolios of the Adviser has served as Portfolio Manager of the Fund since its inception on May 1, 1995.

Purchase and Sale of Fund Shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by the Insurance Companies. The Fund continuously offers its shares to the Insurance Companies’ separate accounts at the net asset value per share (“NAV”) next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to owners of the Contracts (“Contractowners”) units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies’ separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to shareholders who are holding the shares in a taxable account. Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes. For more information, turn to “Dividends, Distributions, and Taxes.”

471 2012

4